UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02752 and 811-21299

Name of Fund: BIF Money Fund and Master Money LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BIF Money Fund and Master Money LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 03/31/2013

Date of reporting period: 3/31/2013

Item 1 – Report to Stockholders

MARCH 31, 2013

ANNUAL REPORT

BIF Money Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BIF MONEY FUND	MARCH 31, 2013

Dear Shareholder

Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, concerns about Europe’s debt crisis dominated the markets as political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced it would purchase unlimited amounts of short term sovereign bonds to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the nation’s deficit. Worries that bipartisan gridlock would preclude a timely budget deal triggered high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although the postponement of decisions relating to spending cuts and the debt ceiling left some lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally in risk assets. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction as yields).

However, bond markets regained strength in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its monetary easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term changes in the central bank’s policy stance. Improving labor market data and rising home prices pushed US stocks higher at the end of the period, with major indices reaching new all-time highs. Outside the United States, equity prices weakened in the final two months of the period due to a resurgence of macro risk out of Europe. Italy’s February presidential election ended in a stalemate, further propagating the ongoing theme of political instability in the eurozone. In March, a severe banking crisis in Cyprus underscored the fragility of the broader European banking system.

For the 6- and 12-month periods ended March 31, 2013, US and international stocks and high yield bonds posted strong gains, while emerging market equities lagged as the pace of global growth failed to impress investors. US Treasury yields were highly volatile over the past 12 months. While remaining relatively low from a historical standpoint, yields began inching higher in the later part of the period, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Markets have always been unpredictable, but that does not mean investors can delay taking action. At BlackRock, we believe it’s time for a different approach to investing. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. People everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	10.19%	13.96%
US small cap equities (Russell 2000® Index)	14.48	16.30
International equities (MSCI Europe, Australasia, Far East Index)	12.04	11.25
Emerging market equities (MSCI Emerging Markets Index)	3.87	1.96
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(0.55)	6.19
US investment grade bonds (Barclays US Aggregate Bond Index)	0.09	3.77
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.26	5.82
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.28	13.08

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended March 31, 2013

The Federal Open Market Committee (“FOMC”) continued to maintain its target range for the federal funds rate at 0.00% to 0.25% throughout the 12-month reporting period ended March 31, 2013. Sluggish economic growth and stubbornly high unemployment have prompted the FOMC to employ multiple stimulus measures in recent years, including the September 2012 decision to purchase approximately $40 billion per month of agency mortgage-backed securities, which was followed by a pronouncement in December that the central bank would begin purchasing long-term US Treasury bonds at a rate of $45 billion per month. US policymakers have committed to maintaining accommodative measures including the aforementioned asset purchase programs and holding the federal funds rate at an exceptionally low level until the US labor market exhibits substantial improvement (subject to continued price stability). While the US unemployment rate has declined by 0.6% (from 8.2% to 7.6%) in the 12 months ended March 31, 2013, the labor force participation rate has also declined by 0.5% (from 63.8% to 63.3%) during the same period, calling into question the actual strength of the labor market recovery. Over the past four years, the FOMC’s stimulus programs have, in large part, driven the US Federal Reserve’s balance sheet to triple in size to $3.2 trillion.

In Europe, policymakers have long been working to contain spiraling sovereign funding costs in certain debt-stressed countries while contending with a broader, secular decline in economic growth across the region. Finance regulators have urged European commercial banks to shrink their balance sheets and increase capital while the European Central Bank (“ECB”) provided virtually unlimited access to loans through its long-term refinancing operations to help bridge any gaps in liquidity. As conditions in the bank funding market steadily improved, the ECB cut its deposit rate to zero in July 2012 to encourage banks to lend these funds in order to spur growth. In September, ECB President Mario Draghi announced a bold new sovereign bond-buying plan aimed at lowering short-term financing costs for the region’s most troubled countries. The program, dubbed the “OMT” for Outright Monetary Transactions, is subject to formal request by a eurozone government and is subject to strict conditionality. In March of 2013, a severe banking crisis led to drastic measures in Cyprus. To the surprise of many, European leaders and Cypriot officials agreed upon a plan to impose a levy on bank depositors as a condition for the country to preserve its membership in the euro currency bloc. While the reaction in financial markets was short-lived, critics contend the move sets a dangerous precedent at a decisive time for the region.

London Interbank Offered Rates (“LIBOR”) notched lower over the 12 months due in large part to central bank liquidity measures, with three-month LIBOR decreasing 19 basis points to close at 0.28% as of March 31, 2013. Yields on 3-month US Treasury bills were unchanged at 0.07% over the period after touching a high of 0.12% in mid-February 2012 on a seasonal supply uptick.

The Federal Deposit Insurance Corporation’s temporary Transaction Account Guarantee (“TAG”) program, which had provided unlimited insurance for non-interest-bearing transaction accounts, expired on December 31, 2012. The level of disintermediation (withdrawals) of uninsured deposits from bank deposit accounts into short-term US Treasury securities and money market mutual funds prior to expiration of the TAG program fell short of expectations. To the extent that sizable cash flows into Treasuries combine with reduced supply moving forward, this may present downward pressure on short-term rates.

In the short-term tax-exempt market, the impact of the FOMC’s ongoing near-zero interest rate policy continued to be evident in variable rate demand note (“VRDN”) securities, which make up the largest portion of municipal money market fund holdings. During the 12-month period ended March 31, 2013, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDN securities (as calculated by Municipal Market Data), averaged 0.16%, while ranging between a high of 0.26% and a low of 0.08%. While the FOMC continued its low-rate policy, a reduced supply of VRDN securities coupled with continued strong demand from non-traditional buyers put additional pressure on yields. As of period end, total outstanding supply of VRDN securities was approximately $270 billion, down 45% from its mid-2008 peak. New VRDN security issuance remained minimal as issuers continued to take advantage of low interest rates by issuing debt instruments with longer maturities. The muted VRDN new issuance activity during the period consisted mostly of re-issuance for the purpose of substituting the bank underlying the issue’s credit enhancement. This trend was driven largely by uncertainty stemming from Europe’s financial problems and rating agency downgrades across the banking sector.

As state and local municipalities continued to limit spending and reduce debt, new-issue supply of one-year, fixed-rate notes remained unchanged in 2012 from the diminished level seen in 2011 (approximately $60 billion). This level of issuance, however, is anticipated to decline in the coming year to the extent that state tax revenues improve. Municipal notes generally offer an opportunity for investors to lock in a yield that is more stable than VRDN yields for a longer period of time. Investor demand for municipal notes increased over the period as the FOMC held short-term rates steady and the outstanding supply of VRDN securities declined. The municipal yield curve continued to be extremely flat and credit spreads tightened as investors pursued higher yielding issues. The yield on one-year municipal notes remained close to the 0.20% level throughout the period, representing only a nominal premium for the extension risk over VRDNs.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BIF MONEY FUND	MARCH 31, 2013

Fund Information as of March 31, 2013

Investment Objective

BIF Money Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity.

Current Seven-Day Yields

	7-Day SEC Yield	7-Day Yield
BIF Money Fund	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2012 and held through March 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
BIF Money Fund	$1,000.00	$1,000.00	$1.45	$1,000.00	$1,023.53	$1.46	0.29%
[1]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense example reflects the net expenses of both the Fund and the master fund in which it invests.
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
BIF MONEY FUND	MARCH 31, 2013	5

Statement of Assets and Liabilities

March 31, 2013	BIF Money Fund
Assets
Investments at value — Master Money LLC (the “Master LLC”) (cost — $5,571,466,805)	$5,571,466,805
Withdrawals receivable from the Master LLC	51,707,254
Prepaid expenses	180,921
Total assets	5,623,354,980

Liabilities
Capital shares redeemed payable	51,707,254
Administration fees payable	524,611
Officer’s fees payable	1,497
Other accrued expenses payable	466,063
Total liabilities	52,699,425
Net Assets	$5,570,655,555

Net Assets Consist of
Paid-in capital	$5,570,492,866
Accumulated net realized gain allocated from the Master LLC	162,689
Net Assets, $1.00 net asset value per share, 5,570,484,017 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$5,570,655,555

Statement of Operations

Year Ended March 31, 2013	BIF Money Fund
Investment Income
Net investment income allocated from the Master LLC:
Income	$16,425,883
Expenses	(8,046,322)
Total income	8,379,561

Fund Expenses
Administration	13,492,601
Service and distribution	6,726,821
Transfer agent	2,220,731
Registration	205,752
Professional	92,311
Printing	52,048
Officer	3,021
Miscellaneous	5,528
Total expenses	22,798,813
Less fees waived by Administrator	(7,693,501)
Less service and distribution fees waived	(6,726,821)
Total expenses after fees waived	8,378,491
Net investment income	1,070

Realized Gain Allocated from the Master LLC
Net realized gain from investments	295,835
Net Increase in Net Assets Resulting from Operations	$296,905

See Notes to Financial Statements.

6	BIF MONEY FUND	MARCH 31, 2013

Statements of Changes in Net Assets	BIF Money Fund
	Year Ended March 31,
Increase (Decrease) in Net Assets:	2013	2012
Operations
Net investment income	$1,070	$537,144
Net realized gain	295,835	85,327
Net increase in net assets resulting from operations	296,905	622,471

Dividends and Distributions to Shareholders From[1]
Net investment income	(1,070)	(537,144)
Net realized gain	(177,000)	(121,810)
Decrease in net assets resulting from dividends and distributions to shareholders	(178,070)	(658,954)

Capital Share Transactions
Net proceeds from sales of shares	35,390,127,537	33,037,089,223
Reinvestment of dividends and distributions	177,276	645,460
Cost of shares redeemed	(35,381,054,389)	(33,099,175,210)
Net increase (decrease) in net assets derived from capital share transactions	9,250,424	(61,440,527)

Net Assets
Total increase (decrease) in net assets	9,369,259	(61,477,010)
Beginning of year	5,561,286,296	5,622,763,306
End of year	$5,570,655,555	$5,561,286,296
[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BIF MONEY FUND	MARCH 31, 2013	7

Financial Highlights	BIF Money Fund
	Year Ended March 31,
	2013	2012		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00		$1.00	$1.00	$1.00
Net investment income	0.0000 [1]	0.0001		0.0004	0.0011	0.0202
Net realized gain	0.0000 [1]	0.0000	[1]	0.0001	0.0000 [1]	0.0001
Net increase from investment operations	0.0000	0.0001		0.0005	0.0011	0.0203
Dividends and distributions from:[2]
Net investment income	(0.0000)[3]	(0.0001)		(0.0004)	(0.0011)	(0.0202)
Net realized gain	(0.0000)[3]	(0.0000)[3]		(0.0001)	(0.0000)[3]	—
Total dividends and distributions	(0.0000)	(0.0001)		(0.0005)	(0.0011)	(0.0202)
Net asset value, end of year	$1.00	$1.00		$1.00	$1.00	$1.00

Total Investment Return[4]
Total investment return	0.00%	0.01%		0.05%	0.11%	2.03%

Ratios to Average Net Assets[5]
Total expenses	0.57%	0.58%	[6]	0.58%	0.60%	0.58%
Total expenses after fees waived	0.31%	0.27%	[6]	0.34%	0.45%	0.58%
Net investment income	0.00%	0.01%	[6]	0.04%	0.11%	2.01%

Supplemental Data
Net assets, end of year (000)	$5,570,656	$5,561,286		$5,622,763	$7,973,957	$13,453,317
[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

8	BIF MONEY FUND	MARCH 31, 2013

Notes to Financial Statements	BIF Money Fund

1. Organization and Significant Accounting Policies:

BIF Money Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing all of its assets in Master Money LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The Master LLC is organized as a Delaware limited liability company. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The percentage of the Master LLC owned by the Fund at March 31, 2013 was 66.4%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

The Board of Trustees of the Fund and the Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors”.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 1 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized gains and losses. In addition, the Fund accrues its own income and expenses.

Dividends and Distributions: Dividends from net investment income are declared and reinvested daily. Distributions of realized gains, if any, are recorded on the ex-dividend date. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended March 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund may earn interest on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. This amount, if any, is shown as income in the Statement of Operations.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

BIF MONEY FUND	MARCH 31, 2013	9

Notes to Financial Statements (concluded)	BIF Money Fund

The Fund entered into a Distribution Agreement and Distribution and Shareholder Servicing Plan (the “Distribution Plan”) with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.125% based upon the Fund’s average daily net assets.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services.

The Administrator and BRIL voluntarily agreed to waive a portion of their respective administration and service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statement of Operations as fees waived by Administrator and service and distribution fees waived. The Administrator and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or directors of the Fund are officers and/or Directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer in the Statement of Operations.

3. Income Tax Information:

The tax character of distributions paid during the fiscal years ended March 31, 2013 and March 31, 2012 was as follows:

	3/31/13	3/31/12
Ordinary income	$132,364	$658,954
Long-term capital gains	45,706	—
	$178,070	$658,954

As of March 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$162,689
Total	$162,689

4. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

10	BIF MONEY FUND	MARCH 31, 2013

Report of Independent Registered Public Accounting Firm	BIF Money Fund

To the Shareholders and Board of Trustees of
BIF Money Fund:

We have audited the accompanying statement of assets and liabilities of BIF Money Fund (the “Fund”) as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BIF Money Fund as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
May 24, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BIF Money Fund during the fiscal year ended March 31, 2013.

Federal Obligation Interest[1]
Months Paid:	April 2012 — March 2013	0.04%

Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[2]
Months Paid:	April 2012 — December 2012	100.00%
	January 2013 — March 2013	99.91%
[1]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.00000867 per share to shareholders of record on December 7, 2012.

BIF MONEY FUND	MARCH 31, 2013	11

Master LLC Portfolio Information	Master Money LLC

As of March 31, 2013

Portfolio Composition	Percent of Net Assets
Certificates of Deposit — Yankee[1]	35%
Commercial Paper	21
Municipal Bonds	19
US Treasury Obligations	10
US Government Sponsored Agency Obligations	8
Repurchase Agreements	3
Corporate Notes	2
Certificates of Deposit — Euro	1
Time Deposits	1
Total	100%
[1]	US branches of foreign banks.
12	BIF MONEY FUND	MARCH 31, 2013

Schedule of Investments March 31, 2013	Master Money LLC (Percentages shown are based on Net Assets)
Certificates of Deposit — Euro — 1.0%	Par (000)	Value
National Australia Bank Ltd., London, 0.30%, 10/21/13 (a)	$75,000	$75,000,000

Certificates of Deposit — Yankee (b)
Bank of Montreal, Chicago, 0.37%, 1/10/14 (a)	29,500	29,500,000
Bank of Nova Scotia, Houston (a):
0.26%, 11/26/13	43,000	43,000,000
0.36%, 1/02/14	84,000	84,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY, 0.25%, 5/30/13	207,532	207,532,000
Canadian Imperial Bank of Commerce, NY (a):
0.31%, 9/03/13	115,000	115,000,000
0.34%, 9/25/13	76,000	76,000,000
0.32%, 1/08/14	75,000	75,000,000
0.31%, 2/04/14	62,500	62,500,000
Credit Industriel et Commercial, NY, 0.30%, 6/05/13	60,000	60,000,000
Credit Suisse, NY:
0.28%, 6/06/13	75,000	75,000,000
0.28%, 9/13/13	75,000	75,000,000
Deutsche Bank AG, NY, 0.30%, 5/28/13	100,000	100,000,000
DNB Bank ASA, NY:
0.27%, 7/19/13	153,000	153,000,000
0.28%, 7/19/13	30,000	30,000,000
National Australia Bank Ltd., NY, 0.40%, 4/18/13	160,000	160,000,000
Natixis, NY, 0.49%, 4/01/13	93,500	93,500,000
Nordea Bank Finland Plc, NY:
0.26%, 6/03/13	23,000	23,000,204
0.28%, 7/17/13	24,165	24,164,641
Rabobank Nederland NV, NY:
0.42%, 10/29/13 (a)	140,000	140,000,000
0.41%, 1/08/14	76,000	76,000,000
0.39%, 1/17/14	100,000	100,000,000
Skandinaviska Enskilda Banken, NY, 0.32%, 6/07/13	28,250	28,253,996
Societe Generale, NY:
0.31%, 5/02/13	50,000	50,000,000
0.30%, 6/03/13	130,000	130,000,000
Sumitomo Mitsui Banking Corp., NY:
0.23%, 5/02/13	85,000	85,000,000
0.23%, 5/07/13	39,000	39,000,000
0.23%, 5/13/13	129,500	129,500,000
Sumitomo Trust & Banking Co. Ltd, NY:
0.33%, 4/30/13	92,000	92,004,587
0.24%, 5/06/13	103,000	103,000,000
0.23%, 5/13/13	75,000	75,000,000

Certificates of Deposit — Yankee (b)	Par (000)	Value
Svenska Handelsbanken, NY, 0.25%, 6/10/13	$23,000	$23,000,453
Toronto—Dominion Bank, NY:
0.29%, 5/28/13 (a)	75,000	75,000,000
0.30%, 7/23/13	83,000	83,000,000
0.30%, 10/21/13 (a)	51,000	51,000,000
0.25%, 12/20/13 (a)	100,000	100,000,000
Westpac Banking Corp., NY, 0.29%, 10/08/13 (a)	80,000	80,000,000
Total Certificates of Deposit — Yankee — 35.0%		2,945,955,881

Commercial Paper
Antalis US Funding Corp., 0.35%, 5/03/13 (c)(d)	26,700	26,691,434
ASB Finance Ltd., London, 0.25%, 7/30/13 (c)	25,000	24,978,993
Atlantis One Funding Corp., 0.20%, 5/30/13 (c)	30,000	29,990,000
Australia & New Zealand Banking Group Ltd., 0.31%, 2/25/14 (a)	50,000	50,000,000
BNP Paribas Finance, Inc. (c):
0.33%, 5/06/13	38,000	37,987,460
0.40%, 9/09/13	95,000	94,831,137
Cancara Asset Securitisation Ltd. (c):
0.22%, 4/12/13	10,000	9,999,267
0.23%, 5/13/13	45,000	44,987,638
Commonwealth Bank of Australia, 0.35%, 11/14/13 (a)	56,750	56,746,406
DNB Bank ASA, 0.27%, 8/05/13 (c)	130,000	129,876,175
Erste Abwicklungsanstalt (c):
0.58%, 4/15/13	40,000	39,990,333
0.37%, 7/08/13	75,000	74,923,687
0.25%, 8/20/13	90,000	89,911,250
0.27%, 9/12/13	40,000	39,950,500
0.32%, 10/08/13	55,000	54,906,622
0.34%, 11/07/13	30,000	29,937,383
Kells Funding LLC (c):
0.32%, 5/21/13	53,000	52,975,973
0.26%, 8/20/13	40,000	39,958,978
0.26%, 9/27/13	25,000	24,968,125
0.26%, 10/17/13	100,000	99,855,556
0.38%, 11/25/13	50,000	49,875,521
Lloyds TSB Bank Plc., 0.24%, 4/23/13 (c)	45,000	44,993,100
Manhattan Asset Funding Co. LLC, 0.20%, 4/12/13 (c)	15,000	14,999,000
Natexis Banques Populaires US Finance Co. LLC, 0.18%, 4/01/13 (c)	61,688	61,687,692

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ACES	Adjustable Convertible Extendible Securities	HFA	Housing Finance Agency
	AMT	Alternative Minimum Tax (subject to)	HRB	Housing Revenue Bonds
	BHAC	Berkshire Hathaway Assurance Corp.	IDA	Industrial Development Authority
	COP	Certificates of Participation	LOC	Letter of Credit
	DRIVERS	Derivative Inverse Tax-Exempt Receipts	M/F	Multi-Family
	Fannie Mae	Federal National Mortgage Association	PUTTERS	Puttable Tax-Exempt Receipts
	FLOATS	Floating Rate Securities	RB	Revenue Bonds
	Freddie Mac	Federal Home Loan Mortgage Corporation	SBPA	Stand-by Bond Purchase Agreements
	Ginnie Mae	Government National Mortgage Association	VRDN	Variable Rate Demand Notes
	GO	General Obligation Bonds
BIF MONEY FUND	MARCH 31, 2013	13

Schedule of Investments (continued)	Master Money LLC (Percentages shown are based on Net Assets)
Commercial Paper	Par (000)	Value
Nordea North America, Inc. (c):
0.30%, 5/16/13	$101,000	$100,961,283
0.22%, 7/05/13	20,000	19,988,267
0.28%, 7/15/13	25,165	25,144,253
0.28%, 7/16/13	25,165	25,144,057
NRW.Bank, 0.18%, 4/02/13 (c)	10,000	9,999,903
Old Line Funding LLC, 0.25%, 9/16/13 (c)	25,000	24,970,660
Svenska Handelsbanken AB (c):
0.29%, 4/04/13	97,000	96,996,874
0.28%, 7/26/13	126,000	125,885,340
0.28%, 7/26/13	50,000	49,954,500
Sydney Capital Corp., 0.25%, 4/09/13 (c)	56,000	55,996,500
Westpac Banking Corp., 0.29%, 10/08/13 (a)	42,000	42,000,000
Total Commercial Paper — 21.5%		1,802,063,867

Corporate Notes — 1.5%
JPMorgan Chase Bank NA, 0.37%, 5/17/13 (a)	126,070	126,070,000

Municipal Bonds
California Health Facilities Financing Authority, RB, VRDN, Scripps Health, Series E (Bank of America NA LOC), 0.12%, 4/04/13 (e)	23,450	23,450,000
California HFA, RB, VRDN, Home Mortgage, Series E-1, AMT (Fannie Mae LOC, Freddie Mac LOC), 0.10%, 4/04/13 (e)	11,320	11,320,000
California HFA, HRB, VRDN, M/F, Series E, AMT (Fannie Mae LOC, Freddie Mac LOC), 0.12%, 4/04/13 (e)	18,475	18,475,000
California HFA, Refunding RB, VRDN, Home Mortgage, Series E (Freddie Mac, Fannie Mae Liquidity Facility), 0.12%, 4/04/13 (e)	1,660	1,660,000
California HFA, RB, VRDN, AMT (Fannie Mae LOC, Freddie Mac LOC) (e):
Home Mortgage, Series B, 0.12%, 4/04/13	19,845	19,845,000
Home Mortgage, Series M, 0.12%,4/04/13 (e)	32,650	32,650,000
Home Mortgage, Series U, 0.12%, 4/04/13	2,045	2,045,000
Series A, 0.12%, 4/04/13	7,900	7,900,000
California Pollution Control Financing Authority, Refunding RB, VRDN, Pacific Gas & Electric Co., Series E (JPMorgan Chase Bank NA LOC), 0.10%, 4/01/13 (e)	106,700	106,700,000
California Statewide Communities Development Authority, HRB, VRDN, AMT (Fannie Mae Liquidity Facility) (e):
Knolls at Green Valley, Series FF, 0.11%, 4/04/13	13,205	13,205,000
Oakmont Chino Hills, Series P, 0.14%, 4/04/13	10,100	10,100,000
Central Plains Energy Project, Refunding RB, VRDN, Project No. 2 (Royal Bank of Canada SBPA), 0.12%, 4/04/13 (e)	44,745	44,745,000
Chattanooga Health Educational & Housing Facility Board, Refunding RB, VRDN, Catholic Health, Series C, 0.13%, 4/04/13 (e)	1,300	1,300,000
Chicago Board of Education Illinois, GO, Refunding, VRDN, Dedicated Revenue, Series B (JPMorgan Chase Bank NA LOC), 0.15%, 4/01/13 (e)	46,355	46,355,000

Municipal Bonds	Par (000)	Value
City & County of Denver Colorado, COP, Refunding, VRDN, Series A3 (JPMorgan Chase Bank NA SBPA), 0.15%, 4/01/13 (e)	$16,330	$16,330,000
City of Houston Texas, Refunding RB, VRDN, First Lien, Series B-5 (Lloyds TSB Bank Plc LOC), 0.12%, 4/04/13 (e)	52,140	52,140,000
City of New York, New York, GO, VRDN, Sub-Series A-3 (Morgan Stanley Bank LOC), 0.14%, 4/04/13 (e)	12,090	12,090,000
City of Wichita Kansas, Refunding RB, VRDN, Facilities, Christi Health VIII, Series B-2 (JPMorgan Chase Bank NA LOC), 0.14%, 4/01/13 (e)	30,000	30,000,000
Connecticut State Health & Educational Facility Authority, Refunding RB, VRDN (e):
Series K2 (JPMorgan Chase Bank NA LOC), 0.11%, 4/04/13	16,510	16,510,000
Yale-New Haven Hospital, Series U2 (Yale University Liquidity Facility), 0.10%, 4/04/13	24,580	24,580,000
County of Shelby Tennessee, GO, VRDN, Public Improvement, School, Series B (Landesbank Hessen-Thuringen Girozentrale SBPA), 0.11%, 4/04/13 (e)	10,005	10,005,000
East Baton Rouge Parish Industrial Development Board, Inc., RB, VRDN, Exxon Mobil Project, Series A, 0.12%, 4/01/13 (e)	40,000	40,000,000
Essex County Improvement Authority, HRB, VRDN, ACES, Pooled Governmental Loan Program (Wells Fargo Bank NA LOC), 0.12%, 4/04/13 (e)	11,225	11,225,000
Harris County Industrial Development Corp., RB, VRDN, Exxon Project, AMT, 0.13%, 4/01/13 (e)	10,000	10,000,000
Illinois Finance Authority, RB, VRDN, University of Chicago Medical Center, Series E-1 (JPMorgan Chase Bank NA LOC), 0.15%, 4/01/13 (e)	13,200	13,200,000
Illinois Finance Authority, Refunding RB, VRDN (JPMorgan Chase Bank NA LOC) (e):
Children’s Memorial Hospital, Series D, 0.12%, 4/04/13	10,300	10,300,000
Elmhurst Memorial Healthcare, Series B, 0.14%, 4/01/13	19,650	19,650,000
Little Co. of Mary Hospital and Health Care Centers, Series B, 0.13%, 4/04/13	26,200	26,200,000
Indiana Finance Authority, Refunding RB, VRDN, Sisters of St. Francis, Series B (JPMorgan Chase Bank NA LOC), 0.14%, 4/04/13 (e)	20,800	20,800,000
Kentucky Housing Corp., RB, VRDN, Series T (Lloyds TSB Bank Plc SBPA), 0.52%, 4/04/13 (e)	1,640	1,640,000
Los Angeles Community Redevelopment Agency California, Refunding RB, VRDN, Promenade Towers Project (Freddie Mac LOC), 0.13%, 4/04/13 (e)	34,300	34,300,000
Metropolitan Water District of Southern California, Refunding RB, VRDN, Series A-1 (Bank of America NA SBPA), 0.10%, 4/04/13 (e)	4,200	4,200,000
Michigan State Building Authority, Refunding RB, VRDN, Facilities Program, Series I (JPMorgan Chase Bank NA LOC), 0.11%, 4/04/13 (e)	6,000	6,000,000
Michigan Strategic Fund, Refunding RB, VRDN, Van Andel Research (Bank of America NA LOC), 0.16%, 4/04/13 (e)	45,000	45,000,000

14	BIF MONEY FUND	MARCH 31, 2013

Schedule of Investments (continued)	Master Money LLC (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Nebraska Investment Finance Authority, Refunding RB, VRDN, Series B (Fannie Mae SBPA, Ginnie Mae/Fannie Mae/Freddie Mac Credit Support), 0.12%, 4/04/13 (e)	$24,130	$24,130,000
New York City Housing Development Corp., HRB, VRDN, Series A (Fannie Mae LOC) (e):
90 West Street, 0.12%, 4/04/13	40,830	40,830,000
155 West 21st Street Development, AMT, 0.12%, 4/04/13	10,000	10,000,000
West 61st Street Apartments, AMT, 0.12%, 4/04/13	12,000	12,000,000
West 89th Street Development, AMT, 0.12%, 4/04/13	35,600	35,600,000
New York City Housing Development Corp., Refunding RB, VRDN, M/F, The Crest, Series A (Landesbank Hessen-Thuringen Girozentrale LOC), 0.15%, 4/04/13 (e)	32,845	32,845,000
New York City Industrial Development Agency, RB, VRDN, New York Law School Project, Series A (JPMorgan Chase Bank NA LOC), 0.11%, 4/04/13 (e)	17,980	17,980,000
New York City Municipal Water Finance Authority, Refunding RB, VRDN, Water and Sewer System, Sub-Series A-1 (Mizuho Corporate Bank SBPA), 0.14%, 4/01/13 (e)	30,665	30,665,000
New York State HFA, HRB, VRDN (e):
10 Barclay Street, Series A, AMT (Fannie Mae LOC), 0.11%, 4/04/13	71,245	71,245,000
125 West 31st Street, Series A, AMT (Fannie Mae LOC), 0.12%, 4/04/13	30,000	30,000,000
160 West 62nd Street, Series A (Wells Fargo Bank NA LOC), 0.14%, 4/04/13	39,000	39,000,000
160 West 62nd Street, Series B (Wells Fargo Bank NA LOC), 0.16%, 4/04/13	10,750	10,750,000
316 11th Avenue, Series A, AMT (Fannie Mae LOC), 0.12%, 4/04/13	35,000	35,000,000
360 West 43, Series A, AMT (Fannie Mae LOC), 0.12%, 4/04/13	22,000	22,000,000
750 6th Ave, Series A, AMT (Fannie Mae LOC), 0.12%, 4/04/13	34,500	34,500,000
Biltmore Tower, Series A, AMT (Fannie Mae LOC), 0.12%, 4/04/13	65,000	65,000,000
East 39th Street, Series A, AMT (Fannie Mae LOC), 0.12%, 4/04/13	5,300	5,300,000
Series A, AMT (Fannie Mae LOC), 0.12%, 4/04/13	28,100	28,100,000
Victory Housing, Series 2001-A, AMT (Freddie Mac LOC), 0.12%, 4/04/13	26,300	26,300,000
Worth Street, Series A, AMT (Fannie Mae LOC), 0.12%, 4/04/13	23,100	23,100,000
Pennsylvania Higher Educational Facilities Authority, Refunding RB, VRDN, Thomas Jefferson University, Series B (JPMorgan Chase Bank NA LOC), 0.11%, 4/04/13 (e)	5,915	5,915,000
Philadelphia IDA, Refunding RB, VRDN, Liberty Lutheran Services Project (Bank of America NA LOC), 0.14%, 4/04/13 (e)	35,335	35,335,000
State of California, GO, Refunding, VRDN:
Kindergarten, Series A2 (State Street Bank & Trust Co. LOC, California State Teachers’ Retirement System LOC), 0.10%, 4/01/13 (e)	$26,775	$26,775,000
Series B, Sub-Series B-1 (Bank of America NA LOC), 0.12%, 4/04/13 (e)	20,000	20,000,000
State of California, GO, VRDN, FLOATS, Series C-1 (Bank of America NA LOC), 0.12%, 4/04/13 (e)	59,200	59,200,000
State of Texas PUTTERS/ DRIVERS Trust, RB, VRDN, PUTTERS, Series 4263 (JPMorgan Chase Bank NA SBPA), 0.15%, 4/01/13 (d)(e)	50,000	50,000,000
Wayne County Airport Authority, RB, VRDN, FLOATS, Series 3072 (Credit Suisse New York NY SBPA) (BHAC), 0.12%, 4/04/13 (d)(e)	41,945	41,945,000
Wisconsin Health & Educational Facilities Authority, Refunding RB, VRDN, Sisters Services (Bank of Montreal LOC), 0.11%, 4/04/13 (e)	15,250	15,250,000
Wisconsin Housing & Economic Development Authority, RB, VRDN, Series B, AMT (Fannie Mae LOC, Freddie Mac LOC), 0.12%, 4/04/13 (e)	9,100	9,100,000
Total Municipal Bonds — 19.1%		1,601,785,000

Time Deposits — 0.9%
Natexis Banques Populaires, 0.18%, 4/01/13	73,424	73,424,000

US Government Sponsored Agency Obligations
Fannie Mae, 0.17%, 2/27/15 (a)	75,000	74,963,935
Federal Farm Credit Bank, 0.17%, 5/05/14 (a)	35,000	34,992,113
Federal Home Loan Bank (c):
0.17%, 5/08/13	75,000	74,986,542
0.12%, 8/09/13	50,000	49,977,257
Federal Home Loan Bank Variable Rate Notes, 0.19%, 2/25/14 (a)	50,000	49,986,248
Freddie Mac Variable Rate Notes (a):
0.35%, 9/03/13	137,500	137,488,142
0.14%, 9/13/13	272,200	272,124,959
Total US Government Sponsored Agency Obligations — 8.3%		694,519,196

US Treasury Obligations
US Treasury Bills (c):
0.15%, 4/18/13	71,000	70,994,675
0.15%, 5/09/13	299,000	298,951,705
0.14%, 5/30/13	220,000	219,948,283
0.08%, 6/13/13	135,000	134,977,523
0.13%, 8/22/13	75,000	74,960,250
US Treasury Notes, 0.50%, 5/31/13	70,000	70,032,447
Total US Treasury Obligations — 10.3%		869,864,883

BIF MONEY FUND	MARCH 31, 2013	15

Schedule of Investments (concluded)	Master Money LLC (Percentages shown are based on Net Assets)
Repurchase Agreements	Par (000)	Value
Barclays Capital, Inc., 0.91%, 7/05/13 (Purchased on 3/01/13 to be repurchased at $25,079,625, collateralized by various Corporate/Debt Obligations, 0.00%—7.95% due 6/15/16–12/17/47, par and fair values of $319,191,036 and $29,953,351, respectively) (e)	$25,000	$25,000,000
Citigroup, Inc., 0.67%, 5/06/13 (Purchased on 3/01/13 to be repurchased at $127,155,998, collateralized by various Corporate/Debt Obligations, 0.00%—8.63% due 4/25/16–5/10/63, par and fair values of $919,751,190 and $135,944,616, respectively) (e)	127,000	127,000,000
Mizuho Securities USA LLC, 1.24%, 5/03/13 (Purchased on 3/04/13 to be repurchased at $90,186,000, collateralized by various Corporate/Debt Obligations, various US Government Sponsored Agency Obligations and a US Treasury Note, 0.00%—7.66% due 3/15/19–12/10/49, par and fair values of $954,668,072 and $102,766,888, respectively) (e)	$90,000	$90,000,000
Total Repurchase Agreements — 2.9%		242,000,000
Total Investments (Cost—$8,430,682,827*) — 100.5%		8,430,682,827
Liabilities in Excess of Other Assets — (0.5)%		(38,659,336)
Net Assets — 100.0%		$8,392,023,491

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Variable rate security. Rate shown is as of report date.
(b)	Issuer is a US branch of foreign domiciled bank.
(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master LLC has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Total investments[1]	—	$8,430,682,827	—	$8,430,682,287

1 See above schedule of investments for values in each security type.

Certain of the Master LLC’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, cash of $1,634 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended March 31, 2013.
16	BIF MONEY FUND	MARCH 31, 2013

Statement of Assets and Liabilities
March 31, 2013	Master Money LLC
Assets
Investments at value — unaffiliated (cost — $8,430,682,827)	$8,430,682,827
Cash	1,634
Contributions receivable from investors	11,747,814
Interest receivable	2,456,580
Prepaid expenses	104,649
Total assets	8,444,993,504

Liabilities
Withdrawals payable to investors	51,707,254
Investment advisory fees payable	987,060
Other affiliates payable	62,408
Directors’ fees payable	54,472
Other accrued expenses payable	158,819
Total liabilities	52,970,013
Net Assets	$8,392,023,491

Net Assets Consist of
Investors’ capital	$8,392,023,491

Statement of Operations
Year Ended March 31, 2013	Master Money LLC
Investment Income
Income	$26,585,034

Expenses
Investment advisory	11,753,570
Accounting services	514,828
Directors	303,142
Custodian	197,710
Professional	82,908
Printing	2,236
Miscellaneous	114,349
Total expenses	12,968,743
Net investment income	13,616,291

Realized Gain
Net realized gain from investments	465,521
Net Increase in Net Assets Resulting from Operations	$14,081,812

See Notes to Financial Statements.

BIF MONEY FUND	MARCH 31, 2013	17

Statements of Changes in Net Assets	Master Money LLC
	Year Ended March 31,
Increase (Decrease) in Net Assets:	2013	2012
Operations
Net investment income	$13,616,291	$14,259,516
Net realized gain	465,521	171,278
Net increase in net assets resulting from operations	14,081,812	14,430,794

Capital Transactions
Proceeds from contributions	65,671,881,336	89,456,165,145
Value of withdrawals	(68,363,780,766)	(89,781,653,677)
Net decrease in net assets derived from capital transactions	(2,691,899,430)	(325,488,532)

Net Assets
Total decrease in net assets	(2,677,817,618)	(311,057,738)
Beginning of year	11,069,841,109	11,380,898,847
End of year	$8,392,023,491	$11,069,841,109

Financial Highlights	Master Money LLC
	Year Ended March 31,
	2013	2012	2011	2010	2009
Total Investment Return
Total investment return	0.15%	0.13%	0.25%	0.41%	2.47%
Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.14%	0.15%	0.14%
Total expenses after fees waived	0.15%	0.15%	0.14%	0.15%	0.14%
Net investment income	0.16%	0.13%	0.24%	0.40%	2.45%
Supplemental Data
Net assets, end of year (000)	$8,392,023	$11,069,841	$11,380,899	$14,959,781	$20,718,322

See Notes to Financial Statements.

18	BIF MONEY FUND	MARCH 31, 2013

Notes to Financial Statements	Master Money LLC

1. Organization and Significant Accounting Policies:

Master Money LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: US GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC’s investments are valued under the amortized cost method, which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security.

Repurchase Agreements: The Master LLC may invest in repurchase agreements. In a repurchase agreement, the Master LLC purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master LLC’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Master LLC could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s US federal tax returns remains open for each of the four years ended March 31, 2013. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master LLC’s financial statement disclosures.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BIF MONEY FUND	MARCH 31, 2013	19

Notes to Financial Statements (concluded)	Master Money LLC

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.250%
$500 million — $1 Billion	0.175%
Greater than $1 Billion	0.125%

The Manager voluntarily agreed to waive a portion of the advisory fees and/or reimburse operating expenses of the Master LLC to enable the feeder funds that invest in the Master LLC to maintain minimum levels of net investment income. These amounts, if any, are reported in the Statement of Operations as fees waived by Manager.

For the year ended March 31, 2013, the Master LLC reimbursed the Manager $11,850 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master LLC’s Statement of Assets and Liabilities, less any collateral held by the Master LLC.

Certain obligations held by the Master LLC have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Master LLC monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	BIF MONEY FUND	MARCH 31, 2013

Report of Independent Registered Public Accounting Firm	Master Money LLC

To the Investors and Board of Directors of
Master Money LLC:

We have audited the accompanying statement of assets and liabilities of Master Money LLC (the “Master LLC”), including the schedule of investments, as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Money LLC as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
May 24, 2013

BIF MONEY FUND	MARCH 31, 2013	21

Officers and Directors
Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 1981 (Fund); 2002 (Master LLC)	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007
President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.
				33 RICs consisting of 107 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007
Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.
				33 RICs consisting of 107 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007
Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. from 2007 to 2012.
				33 RICs consisting of 107 Portfolios	None

Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 107 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 1994 (Fund); 2002 (Master LLC)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007
Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.
				33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
22	BIF MONEY FUND	MARCH 31, 2013

Officers and Directors (continued)
Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007
President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.
				33 RICs consisting of 107 Portfolios	None

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007
Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.
				33 RICs consisting of 107 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007
Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.
				33 RICs consisting of 107 Portfolios	None

[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2] Date shown is the earliest date a person has served for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				155 RICs consisting of 281 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				155 RICs consisting of 281 Portfolios	None

[3] Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Fund/Master LLC based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BIF MONEY FUND	MARCH 31, 2013	23

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009
Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009
Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012
Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 221-7210.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809
Transfer Agent Financial Data Services, Inc. Jacksonville, FL 32246	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116
24	BIF MONEY FUND	MARCH 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BIF MONEY FUND	MARCH 31, 2013	25

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

26	BIF MONEY FUND	MARCH 31, 2013

[THIS PAGE INTENTIONALLY LEFT BLANK]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Total return information assumes reinvestment of all distributions. Past performance results shown in this report should not be considered a representation of future performance. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

BIFM-3/13-AR

Item 2 – Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BIF Money Fund	$7,363	$7,100	$0	$0	$9,600	$9,100	$0	$0
Master Money LLC	$33,163	$31,100	$0	$0	$13,000	$13,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to a registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:
Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BIF Money Fund	$9,600	$9,100
Master Money LLC	$13,000	$13,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.
(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

3

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) Each registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2
(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIF Money Fund and Master Money LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BIF Money Fund and Master Money LLC

Date: June 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BIF Money Fund and Master Money LLC

Date: June 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Executive Officer (principal executive officer) of
BIF Money Fund and Master Money LLC

Date: June 3, 2013

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